UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 27, 2025

(Date of earliest event reported)

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	20-2777218
1-3382	DUKE ENERGY PROGRESS, LLC (a North Carolina limited liability company) 411 Fayetteville Street Raleigh, North Carolina 27601 800-488-3853	56-0165465

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange LLC
Duke Energy	3.75% Senior Notes due 2031	DUK 31A	New York Stock Exchange LLC
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD

On October 27, 2025, Duke Energy Progress, LLC (“DEP”) and the Office of Regulatory Staff (“ORS”), as well as other intervening parties, reached a partial settlement in connection with the base rate proceeding filed with the Public Service Commission of South Carolina (“PSCSC”) on June 12, 2025. DEP and ORS filed with the PSCSC an Agreement and Stipulation of Partial Settlement Regarding Revenue Requirement and Related Issues (the “Stipulation”). Testimony consistent with the Stipulation was filed on October 27 and 28, 2025. The Stipulation includes, among other things, (i) a return on equity of 9.99% based on a capital structure of 53% equity and 47% debt and an overall rate of return of 7.2%, (ii) a South Carolina retail rate base of $2.2 billion, and (iii) agreement for nuclear and other production tax credit (“PTC”) flow back to customers. Key provisions in the case also include (i) support for DEP’s proposed annual reserve funding increase to $6 million, and (ii) support for DEP’s proposed pension cost rider.

The Stipulation is subject to the review and approval of the PSCSC. An evidentiary hearing to review the Stipulation and remaining issues in the case commenced on October 29, 2025. An overview providing additional detail on the Stipulation is attached to this Form 8-K as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Duke Energy Progress, LLC Fact Sheet
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DUKE ENERGY CORPORATION

	By:	/s/ DAVID S. MALTZ
David S. Maltz
Title: Vice President, Legal, Chief Governance Officer and Corporate Secretary
Dated: October 30, 2025

DUKE ENERGY PROGRESS, LLC

	By:	/s/ DAVID S. MALTZ
David S. Maltz
Dated: October 30, 2025		Title: Vice President, Legal, Chief Governance Officer and Corporate Secretary